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                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                 FORM 8-K/A

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                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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                              November 9, 2004
              date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

       Delaware                     000-50723                   04-3638229
   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                          Identification No.)
  incorporation or
    organization)

            701 MOUNT LUCAS ROAD                                  08540
           PRINCETON, NEW JERSEY                                (Zip Code)
  (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Fund") is filing this Amended Current Report on Form 8-K/A for purposes of amending the number of units and the total amount of proceeds as reported in the Current Report on Form 8-K dated and filed on November 5, 2004 in connection with a private placement on November 1, 2004.

     On November 1, 2004, HFP completed a private placement of 412,100 newly-issued Class A Series 7 units (the "Units") of limited liability company interests to several qualified investors. The Units were sold at $100.00 per Unit. The private placement resulted in proceeds of
$41,210,000. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Date:  November 9, 2004


                                    GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                     (Registrant)


                                    By:  Goldman Sachs Princeton LLC
                                         Managing Member

                                         By:   /s/ Tobin V. Levy
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                                             Tobin V. Levy
                                             Managing Director and Chief
                                             Financial Officer